UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 10, 2005

Blast Energy Services, Inc.

(Exact name of registrant as specified in its charter)

California

(State or Other Jurisdiction of Incorporation)

333-64122	22-3755993
(Commission File Number)	(I.R.S. Employer Identification No.)

14550 Torrey Chase Boulevard, Suite 330 Houston, Texas	77014-1022
(Address of Principal Executive Offices)	(Zip Code)

(281) 453-2888

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 6, 2005, the shareholders of Verdisys, Inc. approved the name change to Blast Energy Services, Inc. (“Blast Energy”) as well as the proposals to increase the authorized shares, the appointment of independent public accountants and the election of directors. On June 9, 2005, Blast Energy was notified of its new trading symbol (“BESV”) which will be effective on June 10, 2005.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press Release, dated June 7, 2005, announcing the voting results of annual meeting of shareholders.

99.2	Press Release, dated June 9, 2005, announcing new trading symbol.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERDISYS, INC.
(Registrant)

Dated: June 10, 2005	By:	/s/ David M. Adams
David M. Adams
Chief Operating Officer

Dated: June 10, 2005	By:	/s/ John O’Keefe
John O’Keefe
Chief Financial Officer

INDEX TO EXHIBIT

Exhibit No.	Description

99.1	Press Release, dated June 7, 2005, announcing the voting results of annual meeting of shareholders.

99.2	Press Release, dated June 9, 2005, announcing new trading symbol.